                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2001

                        Pathnet Telecommunications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
         (State or other jurisdiction of incorporation or organization)

            0-30155                                         52-2201331
            -------                                         ----------
     (Commission File No.)                                (I.R.S. Employer
                                                        Identification No.)

  11720 SUNRISE VALLEY DRIVE
          RESTON, VA                                          20191
  --------------------------                                  -----
(Address of principal executive offices)                   (Zip Code)

                                 (703) 390-1000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events

        On May 31, 2001, Pathnet Telecommunications, Inc., Pathnet Inc., Pathnet
Operating Inc.,  Pathnet  Operating of Virginia,  Inc.,  Pathnet Fiber Equipment
LLC,  Pathnet  Real Estate LLC,  debtors-in-possession,  in Chapter 11 cases No.
BK-01-12264, BK-01-12265, BK-01-12266, BK-01-12267, BK-01-12268 and BK-01-12269,
respectively, filed monthly operating reports for the month ended April 30, 2001 with the United States  Bankruptcy  Court for the Eastern  District of Virginia,
copies of which are filed herewith as exhibits 99.1,  99.2, 99.3, 99.4, 99.5 and
99.6,  respectively.  The  Company is filing  this  Current  Report on Form 8-K, together  with the  aforementioned  exhibits  with the  Securities  and Exchange
Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits:

99.1      Monthly Operating Report of Pathnet  Telecommunications,  Inc. for the
          month ended April 30, 2001.

99.2      Monthly  Operating Report of Pathnet Inc.for the month ended April 30,
          2001.

99.3      Monthly  Operating Report of Pathnet Operating Inc.for the month ended
          April 30, 2001.

99.4      Monthly Operating Report of Pathnet Operating of Virginia, Inc.for the
          month ended April 30, 2001.

99.5      Monthly Operating Report of Pathnet Fiber Equipment LLC for the  month ended April 30, 2001.

99.6      Monthly  Operating  Report of Pathnet  Real Estate LLC  for the  month ended April 30, 2001.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATHNET TELECOMMUNICATIONS, INC.

Dated: June 06, 2001                   By: /s/ Mary McDermott
                                       -------------------------------
                                       Name:  Mary McDermott
                                       Title: Senior Vice-President
                                               General Counsel and Secretary

                                 EXHIBIT INDEX

                        PATHNET TELECOMMUNICATIONS, INC.

                           Current Report on Form 8-K

 EXHIBIT       DESCRIPTION
 NUMBER

  99.1         Monthly Operating Report of Pathnet Telecommunications,  Inc. for
               the month ended April 30, 2001.

  99.2         Monthly Operating Report of Pathnet Inc.for the month ended April
               30, 2001.

  99.3         Monthly  Operating Report of Pathnet  Operating Inc.for the month ended April 30, 2001.

  99.4         Monthly  Operating  Report  of  Pathnet  Operating  of  Virginia,
               Inc.for the month ended April 30, 2001.

  99.5         Monthly  Operating  Report of Pathnet Fiber Equipment LLC for the
               month ended April 30, 2001.

  99.6         Monthly Operating Report of Pathnet Real Estate LLC for the month ended April 30, 2001.